MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND




FUND LOGO




Annual Report

July 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving some-what to 6.10% by July 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, the yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%--85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to remain stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. Future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. These factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999


Fiscal Year in Review
The Fund started the fiscal year ended July 31, 1999 fully invested based on our expectations for steady economic growth and low inflation. This scenario characterized the first six months of the fiscal year. Therefore, we held a neutral-to-aggressive investment posture for much of this period. We maintained the Fund's fully invested position and structured the portfolio in an effort to enable us to participate in any bond market rally, thus enhancing the total return to shareholders. In addition, we carefully monitored our call protection in order to seek to achieve ample tax-exempt income for our shareholders for many years to come.

During the second half of the fiscal year, the combination of strong growth and accelerating inflationary concerns caused the Federal Reserve Board to raise short-term interest rates by 25 basis points. Over the last few months of the fiscal year, we realized that both growth and inflationary fears could negatively impact the bond market, and we shifted our portfolio strategy. We adopted a defensive position by reducing our exposure to the bond market and by maintaining a cash reserve position of about 10%--15% of net assets.

Looking ahead, we are seeking an opportune time to reenter the bond market. Since long-term Treasury yields are now over 6% and long-term municipal bonds are trading at approximately 95% of Treasury issues (as compared to the historic average of between 85%--90%), we are considering this opportunity to reinvest the Fund's cash reserves at significantly higher yields than just a few months earlier.

During the fiscal year ended July 31, 1999, our investment strategies benefited the Fund's performance as the Fund had total returns of +1.02%, +0.41%, +0.41% and +0.92% for Class A, Class B,
Class C and Class D Shares, respectively. (Complete performance information can be found on pages 3--5 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,




(Terry K. Glenn)
Terry K. Glenn
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager




September 7, 1999





Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                                          Standardized
                                                         12 Month       3 Month      Since Inception      30-Day Yield
                                                       Total Return   Total Return     Total Return      As of 7/31/99
ML North Carolina Municipal Bond Fund Class A Shares      +1.02%         -2.14%          +49.94%              3.86%
ML North Carolina Municipal Bond Fund Class B Shares      +0.41          -2.26           +44.84               3.51
ML North Carolina Municipal Bond Fund Class C Shares      +0.41          -2.29           +32.66               3.41
ML North Carolina Municipal Bond Fund Class D Shares      +0.92          -2.07           +36.04               3.76

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 9/25/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                               9/25/92**        7/99

ML North Carolina Municipal Bond Fund++--
Class A Shares*                                $ 9,600         $14,396

ML North Carolina Municipal Bond Fund++--
Class B Shares*                                $10,000         $14,484

Lehman Brothers Municipal Bond
Index++++                                      $10,000         $15,379


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                               10/21/94**        7/99

ML North Carolina Municipal Bond Fund++--
Class C Shares*                                $10,000         $13,266

ML North Carolina Municipal Bond Fund++--
Class D Shares*                                $ 9,600         $13,059

Lehman Brothers Municipal Bond
Index++++                                      $10,000         $14,235

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML North Carolina Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of North Carolina, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 9/30/92 and in the Class C & Class D Shares' graph is from 10/31/94.
    Past performance is not predictive of future performance.




Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         +1.07%         -2.97%
Five Years Ended 6/30/99                   +6.31          +5.45
Inception (9/25/92)
through 6/30/99                            +6.15          +5.51

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/99                         +0.56%         -3.20%
Five Years Ended 6/30/99                   +5.80          +5.80
Inception (9/25/92)
through 6/30/99                            +5.61          +5.61

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         +0.46%         -0.48%
Inception (10/21/94)
through 6/30/99                            +6.18          +6.18

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         +0.88%         -3.16%
Inception (10/21/94)
through 6/30/99                            +6.72          +5.80

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


IMPORTANT TAX INFORMATION


All of the net investment income distributions paid monthly by Merrill Lynch North Carolina Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable ordinary income distributions paid by the Fund during the year:

 Record     Payable   Ordinary    Long-Term
  Date       Date      Income   Capital Gains*

12/21/98  12/31/98   $.079542     $.218840

[FN]
*The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch North Carolina Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
S/F        Single-Family
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's       Face                                                                                        Value
Ratings  Ratings      Amount                               Issue                                                 (Note 1a)

North Carolina--92.3%
AA       Aa3        $ 2,250   Charlotte-Mecklenberg Hospital Authority, North Carolina,
                              Health Care System Revenue Bonds, Series A, 5.875% due 1/15/2026                  $  2,313

A        A2             500   Chatham County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Carolina Power and
                              Light Company), 6.30% due 6/15/2014                                                    528

AAA      Aaa          1,000   Cumberland County, North Carolina, COP (Civic Center Project),
                              Series A, 6.40% due 12/01/2004 (a)(g)                                                1,112

AAA      Aaa          2,000   Fayetteville, North Carolina, Public Works Commission Revenue
                              Bonds, 5.10% due 3/01/2015 (e)                                                       1,965

AAA      Aaa          1,000   Gastonia, North Carolina, Combined Utilities System Revenue
                              Refunding Bonds, 4.75% due 5/01/2015 (f)                                               933

AAA      Aa1          1,225   Greensboro, North Carolina, GO, Public Improvement, 4.75% due 4/01/2018              1,136

NR*      A1             500   Halifax County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Exempt Facilities (Westmoreland),
                              VRDN, 3.45% due 12/01/2019 (h)                                                         500

NR*      Baa1         1,500   Haywood County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Champion International
                              Corporation Project), AMT, 6.25% due 9/01/2025                                       1,551

AAA      Aaa          1,000   Johnston County, North Carolina, Finance Corporation, Installment
                              Payment Revenue Bonds (School and Museum Projects), 5.25% due 8/01/2021 (e)            972

A        A2           3,500   Martin County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Solid Waste Disposal--Weyerhaeuser
                              Company), AMT, 6.80% due 5/01/2024                                                   3,753

AAA      Aaa            500   Morganton, North Carolina, GO, Water and Sewer, 5.70% due 6/01/2013 (c)                522

AAA      Aaa          1,500   New Hanover County, North Carolina, Hospital Revenue Bonds
                              (New Hanover Regional Medical Center Project), 5.75% due 10/01/2026 (a)              1,517

AAA      Aaa          2,000   North Carolina Eastern Municipal Power Agency, Power System Revenue
                              Bonds, Series B, 5.875% due 1/01/2021 (f)                                            2,061

AA+      Aa1          2,000   North Carolina Educational Facilities Finance Agency Revenue Bonds
                              (Duke University Project), Series C, 6.75% due 10/01/2021 (i)                        2,134

AAA      NR*            900   North Carolina Educational Facilities Finance Agency, Revenue
                              Refunding Bonds (Elon College Project), 6.375% due 1/01/2007 (b)                       957

                              North Carolina HFA, S/F Revenue Bonds:
AA       Aa2          2,550     AMT, Series V, 6.80% due 9/01/2025 (d)                                             2,672
AA       Aa2          1,655     AMT, Series X, 6.70% due 9/01/2026                                                 1,742
AA       Aa2          1,840     Series W, 6.50% due 3/01/2018                                                      1,943



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
S&P      Moody's      Face                                                                                      Value
Ratings  Ratings     Amount                           Issue                                                   (Note 1a)

North Carolina (concluded)
AA       Aa3        $ 2,000   North Carolina Medical Care Commission, Health Care Facilities
                              Revenue Bonds (Duke University Health System), Series B, 4.75% due 6/01/2021      $  1,773

AA       Aa3          2,500   North Carolina Medical Care Commission, Health Care Facilities
                              Revenue Refunding Bonds (Duke University Health System), Series A,
                              4.75% due 6/01/2028                                                                  2,172

NR*      VMIG1++        700   North Carolina Medical Care Commission, Hospital Revenue Refunding
                              Bonds (Lexington Memorial Hospital Project), VRDN, 3.35% due 4/01/2010 (h)             700

NR*      A            2,375   North Carolina State Educational Assistance Authority Revenue Bonds
                              (Guaranteed Student Loan), AMT, Sub-Lien, Series C, 6.35% due 7/01/2016              2,456

AAA      Aaa          1,000   North Carolina State, GO, Series A, 4.75% due 4/01/2015                                961

AA       Aa2          1,025   Orange Water and Sewer Authority, North Carolina, Water and Sewer System
                              Revenue Bonds, 5.25% due 7/01/2017                                                   1,016

NR*      P1           1,600   Person County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Solid Waste Revenue Bonds (Carolina Power
                              and Light), VRDN, AMT, 3.45% due 11/01/2016 (h)                                      1,600

A1+      NR*          2,100   Raleigh Durham, North Carolina, Airport Authority, Special Facility
                              Revenue Refunding Bonds (American Airlines), VRDN, Series A, 3.35%
                              due 11/01/2015 (h)                                                                   2,100

AA       Aa3            800   University of North Carolina, Chapel Hill, Hospital Revenue Bonds,
                              6.375% due 2/15/2002 (g)                                                               856

AAA      Aaa          1,575   University of North Carolina, System Pool Revenue Bonds, Series B,
                              4.50% due 10/01/2023 (f)                                                             1,341

A1+      P1             500   Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Revenue Refunding Bonds (Carolina Power and Light
                              Company Project), VRDN, Series A, 3.40% due 6/15/2014 (h)                              500

Puerto Rico--8.8%

BBB+     Baa1         2,250   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                              Series EE, 4.75% due 7/01/2024                                                       2,003

AA-      Aa3          2,000   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities Financing Authority Revenue Bonds (Motorola Inc. Project),
                              Series A, 6.75% due 1/01/2014                                                        2,154


Total Investments (Cost--$47,469)--101.1%                                                                         47,943

Variation Margin on Financial Futures Contracts**--0.0%                                                               17

Liabilities in Excess of Other Assets--(1.1%)                                                                       (519)
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 47,441
                                                                                                                ========


(a)AMBAC Insured.
(b)Connie Lee Insured.
(c)FGIC Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)MBIA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(i)All or a portion of security held as collateral in connection with open financial futures contracts.
  *Not Rated.
 **Financial futures contracts sold as of July 31, 1999 were as follows:
                                                (in Thousands)

   Number of                      Expiration          Value
   Contracts       Issue            Date          (Notes 1a & 1b)

     50      US Treasury Bonds   September 1999     $  5,748
                                                    --------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$5,709)                   $  5,748
                                                    ========

 ++Highest short-term rating by Moody's Investors Service, Inc.
 Ratings of issues shown have not been audited by Deloitte & Touche LLP.

 See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of July 31, 1999
Assets:             Investments, at value (identified cost--$47,468,835) (Note 1a)                          $ 47,943,135
                    Cash                                                                                         172,242
                    Receivables:
                      Interest                                                             $    610,276
                      Beneficial interest sold                                                   67,805
                      Variation margin (Note 1b)                                                 17,188          695,269
                                                                                           ------------
                    Prepaid expenses and other assets                                                                944
                                                                                                            ------------
                    Total assets                                                                              48,811,590
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      985,062
                      Beneficial interest redeemed                                              196,580
                      Dividends to shareholders (Note 1f)                                        30,304
                      Investment adviser (Note 2)                                                23,142
                      Distributor (Note 2)                                                       16,094        1,251,182
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       119,397
                                                                                                            ------------
                    Total liabilities                                                                          1,370,579
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 47,441,011
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     87,841
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        317,619
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         23,223
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         29,514
                    Paid-in capital in excess of par                                                          46,997,991
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1f)                                                                  (450,415)
                    Unrealized appreciation on investments--net                                                  435,238
                                                                                                            ------------
                    Net assets                                                                              $ 47,441,011
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $9,093,647 and 878,407 shares
                    of beneficial interest outstanding                                                      $      10.35
                                                                                                            ============
                    Class B--Based on net assets of $32,886,527 and 3,176,191 shares
                    of beneficial interest outstanding                                                      $      10.35
                                                                                                            ============
                    Class C--Based on net assets of $2,404,144 and 232,226 shares
                    of beneficial interest outstanding                                                      $      10.35
                                                                                                            ============
                    Class D--Based on net assets of $3,056,693 and 295,144 shares
                    of beneficial interest outstanding                                                      $      10.36
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999

FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  2,751,866
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    279,289
                    Account maintenance and distribution fees--Class B (Note 2)                 180,557
                    Printing and shareholder reports                                             70,386
                    Professional fees                                                            68,848
                    Accounting services (Note 2)                                                 64,647
                    Transfer agent fees--Class B (Note 2)                                        18,227
                    Account maintenance and distribution fees--Class C (Note 2)                  14,332
                    Pricing fees                                                                  4,807
                    Custodian fees                                                                4,645
                    Transfer agent fees--Class A (Note 2)                                         3,818
                    Registration fees (Note 1e)                                                   3,200
                    Account maintenance fees--Class D (Note 2)                                    3,197
                    Trustees' fees and expenses                                                   2,952
                    Transfer agent fees--Class D (Note 2)                                         1,356
                    Transfer agent fees--Class C (Note 2)                                         1,201
                    Other                                                                         2,915
                                                                                           ------------
                    Total expenses                                                                               724,377
                                                                                                            ------------
                    Investment income--net                                                                     2,027,489
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            361,280
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (2,028,358)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $    360,411
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets
                                                                                                    For the Year
                                                                                                   Ended July 31,
Increase (Decrease) in Net Assets:                                                              1999             1998
Operations:         Investment income--net                                                 $  2,027,489     $  2,164,729
                    Realized gain on investments--net                                           361,280        1,537,021
                    Change in unrealized appreciation on investments--net                    (2,028,358)        (930,814)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        360,411        2,770,936
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (398,414)        (400,953)
Shareholders          Class B                                                                (1,401,883)      (1,571,462)
(Note 1f):            Class C                                                                   (90,249)         (90,652)
                      Class D                                                                  (136,943)        (101,662)
                    Realized gain on investments--net:
                      Class A                                                                  (165,829)          (2,557)
                      Class B                                                                  (701,906)         (11,105)
                      Class C                                                                   (44,088)            (640)
                      Class D                                                                   (59,528)            (602)
                    In excess of realized gain on investments--net:
                      Class A                                                                   (76,895)              --
                      Class B                                                                  (325,473)              --
                      Class C                                                                   (20,444)              --
                      Class D                                                                   (27,603)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (3,449,255)      (2,179,633)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                      (488,357)      (3,435,751)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (3,577,201)      (2,844,448)
                    Beginning of year                                                        51,018,212       53,862,660
                                                                                           ------------     ------------
                    End of year                                                            $ 47,441,011     $ 51,018,212
                                                                                           ============    =============


                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999

FINANCIAL INFORMATION (continued)
Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class A
                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   1999      1998     1997       1996      1995
Per Share           Net asset value, beginning of year                $  11.00   $  10.87  $  10.36  $  10.29   $  10.19
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .47        .50       .51       .51        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.35)       .13       .51       .07        .10
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .12        .63      1.02       .58        .64
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.47)      (.50)     (.51)     (.51)      (.54)
                      Realized gain on investments--net                   (.20)        --++      --        --         --
                      In excess of realized gain on investments--net      (.10)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.77)      (.50)     (.51)     (.51)      (.54)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.35   $  11.00  $  10.87  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.02%      5.99%    10.17%     5.76%      6.60%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.03%       .90%      .80%      .75%       .71%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.03%       .90%      .88%      .90%       .93%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.39%      4.59%     4.89%     4.92%      5.43%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  9,094   $  8,753  $  8,542  $  8,043   $  9,256
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  47.52%    125.23%    94.59%    90.22%     52.33%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999

FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class B
                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   1999      1998     1997       1996      1995
Per Share           Net asset value, beginning of year                $  11.01   $  10.88  $  10.36  $  10.29   $  10.19
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .42        .45       .46       .46        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.36)       .13       .52       .07        .10
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .06        .58       .98       .53        .59
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.42)      (.45)     (.46)     (.46)      (.49)
                      Realized gain on investments--net                   (.20)        --++      --        --         --
                      In excess of realized gain on investments--net      (.10)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.72)      (.45)     (.46)     (.46)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.35   $  11.01  $  10.88  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                    .41%      5.45%     9.71%     5.21%      6.06%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.54%      1.41%     1.31%     1.26%      1.22%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.54%      1.41%     1.39%     1.41%      1.44%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.88%      4.08%     4.39%     4.41%      4.91%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 32,886   $ 37,204  $ 41,137  $ 47,236   $ 49,978
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  47.52%    125.23%    94.59%    90.22%     52.33%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999

FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

                                                                                           Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                             For the Year Ended July 31,        July 31,
Increase (Decrease) in Net Asset Value:                                  1999     1998        1997      1996      1995
Per Share           Net asset value, beginning of period              $  11.00   $  10.87  $  10.36  $  10.28   $   9.80
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .41        .44       .45       .45        .37
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.35)       .13       .51       .08        .48
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .06        .57       .96       .53        .85
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.41)      (.44)     (.45)     (.45)      (.37)
                      Realized gain on investments--net                   (.20)        --++++    --        --         --
                      In excess of realized gain on investments--net      (.10)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.71)      (.44)     (.45)     (.45)      (.37)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.35   $  11.00  $  10.87  $  10.36   $  10.28
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                    .41%      5.35%     9.50%     5.20%      8.87%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.64%      1.51%     1.41%     1.37%      1.37%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.64%      1.51%     1.49%     1.51%      1.57%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.78%      3.98%     4.28%     4.29%      4.67%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $  2,404   $  2,527  $  2,052  $  1,772   $    713
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  47.52%    125.23%    94.59%    90.22%     52.33%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999

FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)

                                                                                           Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                             For the Year Ended July 31,        July 31,
Increase (Decrease) in Net Asset Value:                                  1999     1998        1997      1996      1995
Per Share           Net asset value, beginning of period              $  11.01   $  10.88  $  10.37 $  10.29    $   9.80
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .46        .49       .50       .50        .41
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.35)       .13       .51       .08        .49
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .11        .62      1.01       .58        .90
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.46)      (.49)     (.50)     (.50)      (.41)
                      Realized gain on investments--net                   (.20)        --++++    --        --         --
                      In excess of realized gain on investments--net      (.10)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.76)      (.49)     (.50)     (.50)      (.41)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.36   $  11.01  $  10.88  $  10.37   $  10.29
                                                                      ========   ========  ========  ========   ========
Total Investment    Based on net asset value per share                    .92%      5.88%    10.05%     5.75%      9.39%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.14%      1.00%      .90%      .85%       .85%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.14%      1.00%      .98%     1.00%      1.05%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.28%      4.49%     4.79%     4.81%      5.28%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $  3,057   $  2,534  $  2,132  $  1,880   $  1,377
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  47.52%    125.23%    94.59%    90.22%     52.33%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account      Distribution
                        Maintenance Fee      Fee

Class B                       .25%           .25%
Class C                       .25%           .35%
Class D                       .10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD     MLPF&S

Class A                      $161    $ 1,963
Class D                      $765    $12,704


For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $38,152 and $396 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $22,886,148 and $29,482,490, respectively.

Net realized gains for the year ended July 31, 1999 and unrealized gains (losses) as of July 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains     Gains (Losses)

Long-term investments.             $  361,280     $  474,300
Financial futures contracts                --        (39,062)
                                   ----------     ----------
Total                              $  361,280     $  435,238
                                   ==========     ==========

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $474,300, of which $1,350,248 was related to appreciated securities and $875,948 was related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $47,468,835.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $488,357 and $3,435,751 for the years ended July
31, 1999 and July 31, 1998, respectively.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999


Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           180,178    $ 1,962,704
Shares issued to share-
holders in reinvestment of
dividends and distributions            37,084        399,625
                                   ----------    -----------
Total issued                          217,262      2,362,329
Shares redeemed                      (134,277)    (1,461,265)
                                   ----------    -----------
Net increase                           82,985    $   901,064
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           124,471    $ 1,355,634
Shares issued to share-
holders in reinvestment of
dividends and distributions            21,812        238,394
                                   ----------    -----------
Total issued                          146,283      1,594,028
Shares redeemed                      (136,396)    (1,489,167)
                                   ----------    -----------
Net increase                            9,887    $   104,861
                                   ==========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           413,519    $ 4,501,793
Shares issued to share-
holders in reinvestment of
dividends and distributions           121,842      1,314,826
                                   ----------    -----------
Total issued                          535,361      5,816,619
Automatic conversion of
shares                                (11,637)      (124,422)
Shares redeemed                      (727,695)    (7,840,365)
                                   ----------    -----------
Net decrease                         (203,971)   $(2,148,168)
                                   ==========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           435,471    $ 4,752,873
Shares issued to share-
holders in reinvestment of
dividends and distributions            75,510        825,183
                                   ----------    -----------
Total issued                          510,981      5,578,056
Automatic conversion of
shares                                 (4,284)       (57,714)
Shares redeemed                      (908,721)    (9,881,981)
                                   ----------    -----------
Net decrease                         (402,024)   $(4,361,639)
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            48,122    $   523,208
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,428         79,965
                                   ----------    -----------
Total issued                           55,550        603,173
Shares redeemed                       (52,919)      (576,849)
                                   ----------    -----------
Net increase                            2,631    $    26,324
                                   ==========    ===========

Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            70,224    $   764,628
Shares issued to share-
holders in reinvestment of
dividends and distributions             3,214         35,146
                                   ----------    -----------
Total issued                           73,438        799,774
Shares redeemed                       (32,508)      (355,671)
                                   ----------    -----------
Net increase                           40,930    $   444,103
                                   ==========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           121,293    $ 1,328,441
Automatic conversion of
shares                                 11,637        124,422
Shares issued to share-
holders in reinvestment of
dividends and distributions            11,597        124,949
                                   ----------    -----------
Total issued                          144,527      1,577,812
Shares redeemed                       (79,545)      (845,389)
                                   ----------    -----------
Net increase                           64,982    $   732,423
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            53,147    $   573,421
Automatic conversion of
shares                                  4,284         57,714
Shares issued to share-
holders in reinvestment of
dividends and distributions             4,392         48,065
                                   ----------    -----------
Total issued                           61,823        679,200
Shares redeemed                       (27,648)      (302,276)
                                   ----------    -----------
Net increase                           34,175    $   376,924
                                   ==========    ===========



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch North Carolina Municipal Bond
Fund of Merrill Lynch Multi-State Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 8, 1999
</AUDIT-REPORT>


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1999


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863